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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 8, 2006

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                             CPI INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                    333-11386-04               75-3142681
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                       811 Hansen Way
                    Palo Alto, California                       94303-1110
          (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (650) 846-2900

                                       N/A
          (Former name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 1, 2006, Communications & Power Industries, Inc. entered into an amended and restated employment and release agreement ("Agreement") with Mike Cheng, a vice president of Communications & Power Industries and the president of the Eimac division, for his transition to retirement in 2007. This Agreement became effective on June 8, 2006. The Agreement is filed herewith as Exhibit 10.1.

Under the Agreement, among other things, (i) Mr. Cheng's employment will terminate on March 30, 2007, (ii) Mr. Cheng will be compensated at his current base salary through termination with benefits generally consistent with current levels; (iii) Mr. Cheng will be eligible for a bonus for fiscal year 2006 under the Company's management incentive plan, but not for fiscal year 2007; (iv) throughout the remainder of his employment, Mr. Cheng will be required to continue to provide service at a level which is at least 20% of current levels, and (v) Mr. Cheng has waived any claims to severance in respect of his employment. This summary is qualified in its entirety by reference to the actual terms of the Agreement which are incorporated herein by this reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (d)  Exhibits

         EXHIBIT NO.       DESCRIPTION
         ------------      -----------------------------------------------------
         Exhibit 10.1      Amended and Restated Employment and Release
                           Agreement, between Mike Cheng and Communications &
                           Power Industries, Inc., dated June 1, 2006, and effective June 8, 2006.

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                                    SIGNATURE

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CPI INTERNATIONAL, INC.
                                                  (Registrant)


Date: June 9, 2006                                By:  /s/ Joel A. Littman
                                                       -------------------------
                                                       Joel A. Littman
                                                       Chief Financial Officer,
                                                       Treasurer and Secretary

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                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
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Exhibit 10.1      Amended and Restated Employment and Release Agreement, between
                  Mike Cheng and Communications & Power Industries, Inc., dated
                  June 1, 2006, and effective June 8, 2006.